Company Contact:	Investor Relations Contact:
Mr. Jing Xie	Mr. Crocker Coulson
Secretary of the Board & Vice President	President
Universal Travel Group Inc.	CCG Investor Relations
Phone: +86-755-8366-8489	Phone: +1-646-213-1915 (NY office)
Email: 06@cnutg.cn	E-mail: crocker.coulson@ccgir.com
us.cnutg.com	www.ccgir.com

FOR IMMEDIATE RELEASE

Universal Travel Group Announces Conference Call to Discuss Third Quarter 2008 Financial Results

SHENZHEN, China, November 4, 2008 – Universal Travel Group Inc. (OTC BB: UTVG.OB) (“Universal Travel Group” or the “Company”), a growing travel services provider in the People’s Republic of China (“PRC”) specializing in online and customer representative services to the travel service industry offering packaged tours, air ticketing, hotel reservation and air cargo agency services, today announced it will host a conference call at 9:00 a.m. EST on Thursday, November 6, 2008, to discuss the Company's financial results for the third quarter of 2008.

Hosting the call will be Jiangping Jiang, Chairwoman and Chief Executive Officer, Huijie Gao, Vice President of Corporate Finance and Jing Xie, Board Secretary and Vice President.

To participate in the event by telephone, please dial 888-339-2688 five to 10 minutes prior to the start time (to allow time for registration) and reference the conference ID 870 055 11. International callers should dial 617-847-3007.

A digital replay of the call will be available from Thursday, November 6 at 11:00 a.m. EST for 14 days. To listen to the replay, dial 888-286-8010 and enter the conference ID number 91725351. International callers should dial 617-801-6888 and enter the same conference ID number. The replay would also be available in the company's website: us.cnutg.com.

About Universal Travel Group Inc.

Universal Travel Group, a growing travel services provider in the People’s Republic of China, is engaged in providing reservation, booking, and domestic and international travel and tourism services throughout the PRC via the internet and through customer representatives. Under the theme “Wings towards a more colorful life” the company's core services include tour packaging for customers, booking services for air tickets and hotels as well as air cargo transportation. In 2007, Universal Travel Group completed the acquisitions of Speedy Dragon, specializing in air cargo transportation; Xi’an Golden Net, specializing in travel packaged tours; Shanghai LanBao, specializing in hotel reservation and Foshan Overseas International, a PRC-based company that handles domestic and international travel inquiries. Universal Travel's goal is to become the PRC’s leading travel services provider in all fields of the tourism industry including the aviation, cargo, hotel booking and tour packaging segments. For more information about the company, please visit http://us.cnutg.com, and www.cnutg.com.cn for service website.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains certain statements that may include “forward-looking statements” within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are “forward-looking statements”. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the Company’s ability to successfully expand its market presence and those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

###

Company Contact:	Investor Relations Contact:
Mr. Jing Xie	Mr. Crocker Coulson
Secretary of Board & Vice President	President
Universal Travel Group Inc.	CCG Investor Relations
Phone: +86-755-8366-8489	Phone: +1-646-213-1915 (NY office)
Email: 06@cnutg.cn	E-mail: crocker.coulson@ccgir.com
us.cnutg.com	www.ccgirasia.com

FOR IMMEDIATE RELEASE

Universal Travel Group to Present at Roth China Comes to Vegas Conference

SHENZHEN, China, November 5, 2008 – Universal Travel Group Inc. (OTC BB: UTVG.OB) (“Universal Travel Group” or the “Company”), a growing travel services provider in the People’s Republic of China (“PRC”) specializing in online and customer representative services to the travel service industry offering packaged tours, air ticketing, hotel reservation and air cargo agency services, today announced that the Company will present at the upcoming Roth Capital China Comes to Vegas Conference held from November 19 - 21, 2008 at the Wynn in Las Vegas, Nevada. Details of Universal Travel Group's presentation at the conference are as follows:

Date:	Friday, November 21, 2008

Time:	12:00 p.m. EST

Presenter:	Jing Xie, Secretary of the Board and Vice President

Venue:	Palmer 1 – Track 1
The Wynn Las Vegas
3131 Las Vegas Blvd. South
Las Vegas, NV 89109

The Roth Capital China Comes to Vegas Conference is a three-day event that is dedicated to only Chinese-based, US listed companies. The conference will bring together executives from more than 70 companies with an average market cap of $300 million. During the conference, the Company will be available to meet with analysts and portfolio managers. Participation in the Roth Capital China Comes to Vegas Conference is by invitation only. Further information can be found at http://www.roth.com.

About Universal Travel Group Inc.

Universal Travel Group, a growing travel services provider in the People’s Republic of China, is engaged in providing reservation, booking, and domestic and international travel and tourism services throughout the PRC via the internet and through customer representatives. Under the theme “Wings towards a more colorful life” the company's core services include tour packaging for customers, booking services for air tickets and hotels as well as air cargo transportation. In 2007, Universal Travel Group completed the acquisitions of Speedy Dragon, specializing in air cargo transportation; Xi’an Golden Net, specializing in travel packaged tours; Shanghai LanBao, specializing in hotel reservation and Foshan Overseas International, a PRC-based company that handles domestic and international travel inquiries. Universal Travel's goal is to become the PRC’s leading travel services provider in all fields of the tourism industry including the aviation, cargo, hotel booking and tour packaging segments. For more information about the company, please visit http://us.cnutg.com, and www.cnutg.com.cn for service website.

###

Company Contact:	Investor Relations Contact:
Mr. Jing Xie	Mr. Crocker Coulson
Secretary of Board & Vice President	President
Universal Travel Group Inc.	CCG Investor Relations
Phone: +86-755-8366-8489	Phone: +1-646-213-1915 (NY office)
Email: 06@cnutg.cn	E-mail: crocker.coulson@ccgir.com
us.cnutg.com	www.ccgirasia.com

FOR IMMEDIATE RELEASE

Universal Travel Group to Present at Roth China Comes to Vegas Conference

SHENZHEN, China, November 5, 2008 – Universal Travel Group Inc. (OTC BB: UTVG.OB) (“Universal Travel Group” or the “Company”), a growing travel services provider in the People’s Republic of China (“PRC”) specializing in online and customer representative services to the travel service industry offering packaged tours, air ticketing, hotel reservation and air cargo agency services, today announced that the Company will present at the upcoming Roth Capital China Comes to Vegas Conference held from November 19 - 21, 2008 at the Wynn in Las Vegas, Nevada. Details of Universal Travel Group's presentation at the conference are as follows:

Date:	Friday, November 21, 2008

Time:	12:00 p.m. EST

Presenter:	Jing Xie, Secretary of the Board and Vice President

Venue:	Palmer 1 – Track 1
The Wynn Las Vegas
3131 Las Vegas Blvd. South
Las Vegas, NV 89109

The Roth Capital China Comes to Vegas Conference is a three-day event that is dedicated to only Chinese-based, US listed companies. The conference will bring together executives from more than 70 companies with an average market cap of $300 million. During the conference, the Company will be available to meet with analysts and portfolio managers. Participation in the Roth Capital China Comes to Vegas Conference is by invitation only. Further information can be found at http://www.roth.com.

About Universal Travel Group Inc.

Universal Travel Group, a growing travel services provider in the People’s Republic of China, is engaged in providing reservation, booking, and domestic and international travel and tourism services throughout the PRC via the internet and through customer representatives. Under the theme “Wings towards a more colorful life” the company's core services include tour packaging for customers, booking services for air tickets and hotels as well as air cargo transportation. In 2007, Universal Travel Group completed the acquisitions of Speedy Dragon, specializing in air cargo transportation; Xi’an Golden Net, specializing in travel packaged tours; Shanghai LanBao, specializing in hotel reservation and Foshan Overseas International, a PRC-based company that handles domestic and international travel inquiries. Universal Travel's goal is to become the PRC’s leading travel services provider in all fields of the tourism industry including the aviation, cargo, hotel booking and tour packaging segments. For more information about the company, please visit http://us.cnutg.com, and www.cnutg.com.cn for service website.

###

Company Contact:	Investor Relations Contact:
Mr. Jing Xie	Mr. Crocker Coulson
Secretary of Board & Vice President	President
Universal Travel Group Inc.	CCG Investor Relations
Phone: +86-755-8366-8489	Phone: +1-646-213-1915 (NY office)
Email: 06@cnutg.cn	Email: crocker.coulson@ccgir.com
us.cnutg.com	www.ccgirasia.com

Universal Travel Group Announces Strong Third Quarter 2008 Results

•  Revenue Rises 79% and Net Income Climbs 51% Year-over-Year
•   Raises full year guidance to revenue of $72-$74 million and net income of $13.5 to $14.5 million, or 32 to 35 cents per share

SHENZHEN, China, November 5, 2008 - Universal Travel Group Inc. (OTC BB: UTVG.OB) (“Universal Travel Group” or the “Company”), a growing travel services provider in the People’s Republic of China (“PRC”) specializing in online and customer representative services to the travel service industry offering packaged tours, air ticketing, hotel reservation and air cargo agency services, today announced its strong financial results for the third quarter ended September 30, 2008.

Third Quarter of 2008 Highlights

•	Revenue reached a record $22.9 million, up 78.7% year-over-year
•	Gross profit totaled $7.9 million, up 74.4% year-over-year
•	Net income was $4.6 million or $0.22 per fully diluted share, up 50.9% year-over-year from $3.1 million, or $0.16 per fully diluted share, in the same quarter of 2007
•	Successfully closed a PIPE financing of $7.1 million with a group of seasoned investors
•	Launched new online booking website, www.cnutg.com.cn, with travel information and 360° view photos of sight-seeing destinations and hotel rooms
•	Started beta testing of TRIPEASY Kiosks aimed at business travelers and those who have no access to the internet

“We are extremely pleased with the significant increase in all segments of our travel businesses during the third quarter, the result of the high travel season and positive effects from the Beijing Olympics Games,” said Ms. Jiangping Jiang, Chairwoman and CEO of Universal Travel Group. “We plan to carefully monitor the testing and rollout of our TRIPEASY Kiosks. We expect to start generating revenue from this innovative product beginning in 2009, which will contribute to our future growth and expand our brand recognition as a leader in the travel industry in the PRC.”

Third Quarter of 2008 Results

Revenue for the three months ended September 30, 2008 was $22.9 million compared to $12.8 million for the same period of 2007, an increase of approximately 78.7%. This increase is due to the company’s strategic expansion into the hotel reservation and packaged tours business via the acquisitions of Xi’an Golden Net Travel Service Company Limited, Shanghai Lanbao Travel Service Company Limited and Foshan Overseas International Travel Service Co., Ltd.

Gross profit for three months ended September 30, 2008 was $7.9 million compared to $4.5 million for three months ended September 30, 2007, an increase of approximately 74.4%. The increase in gross profit reflects the company’s strategic expansion into the profitable hotel reservation and packaged tours business via the acquisitions. The increase also reflects the results of efficient management and control of operations by an experienced management team.

Selling, general and administrative expenses for three months ended September 30, 2008 totaled $1.9 million compared to $812,464 for three months ended September 30, 2007, an increase of approximately 136.0%. Selling, general and administrative expenses were approximately 8.4% of revenue for three months ended September 30, 2008 as compared to 6.3% for three months ended September 30, 2007. The increase in selling, general and administrative expenses reflects the increase in the Company’s expenses as a result of the acquisitions of Xi’an Golden Net Travel Service Company Limited, Shanghai Lanbao Travel Service Company Limited and Foshan Overseas International Travel Service Co., Ltd.

Net income was $4.6 million, or 20.2% of revenue, for three months ended September 30, 2008, compared to $3.1 million, or 23.9% of revenue, for three months ended September 30, 2007. The increase in net income reflects the continued growth in the Company’s business and the income derived from the acquisitions of Xi’an Golden Net Travel Service Company Limited, Shanghai Lanbao Travel Service Company Limited and Foshan Overseas International Travel Service Co., Ltd. The decrease in net income as a percentage of revenue is the result of the acquisitions of lower net income margin businesses. By integrating the different business segments and leveraging off the synergies between such segments, the Company expects that net income margin could be improved over time.

Nine Month Results

Revenue for the nine months ended September 30, 2008 was $47.3 million compared to $26.8 million for nine months ended September 30, 2007, an increase of approximately 76.6%. Gross profit for the nine months ended September 30, 2008 was $14.9 million, compared to $9.4 million for nine months ended September 30, 2007, an increase of approximately 58.4%. Gross profit margin for nine months ended September 30, 2008 was 31.4%, compared to 35.0% for nine months ended September 30, 2007. Selling, general and administrative expenses for nine months ended September 30, 2008 totaled $4 million, compared to $2.2 million for nine months ended September 30, 2007. Interest expense for nine months ended September 30, 2008 totaled $78,525 compared to $42,724 for nine months ended September 30, 2007, an increase of approximately 83.8%. Net income was $8.2 million or 17.3% of revenue for the nine months ended September 30, 2008, compared to $5.4 million or 20.0% of revenue for the nine months ended September 30, 2007.

Financial Condition

As of September 30, 2008, Universal Travel Group had $12.6 million in cash and cash equivalents, $24.1 million in working capital and a current ratio of 6.6:1. The Company has no long-term debt.

The Company generated $2.9 million in cash from operating activities for the nine months ended September 30, 2008, which resulted primarily from the company’s increase of business activities and trade deposits, and seasonal decrease of accounts payable, compared to cash provided by operating activities of $5.3 million in the same period last year. The Company received proceeds of $7.1 million from an equity financing in the third quarter from a group of seasoned investors to support corporate development initiatives.

Business Outlook

Despite the recent economic slowdown worldwide, the Company continues to experience strong demand for its products and services. Universal Travel Group has built resilience with integrated and diversified services, aiming to capture a greater share of the travel market in the long run. In the PRC, an increasing number of internet users book hotels through the internet, and this option has gradually replaced traditional phone call bookings as the primary method. Furthermore, the PRC is expected to be one of the most attractive countries for tourism with developed cities on the east coast and southern part of the PRC and wonderful natural resources and rich cultural landscapes in the west.

Universal Travel Group believes the outlook for its all travel segments remains attractive. The Company anticipates demand for its travel products and services to continue due to the PRC’s rising middle class, world class conventions scheduled to be held in the PRC and appreciation of the Chinese Yuan. In addition, the Company is methodically executing its Kiosks’ business plan with proceeds from its recent financing to provide unique services, and increase its profitability.

“In the midst of the current economic slowdown, the PRC’s consumption continues to rise. We believe the travel sector will continue to push ahead into the future. This provides significant opportunities for us,” said Jiangping Jiang. “We believe Universal Travel Group’s strategy to provide integrated travel products and services should enable further opportunities to enhance shareholder value.”

Based on greater-than-expected third quarter results, the Company is increasing its forecast for full-year 2008 revenue to a range of $72 million to $74 million from revenue of $69 million to $73 million; net income to a range of between $13.5 million and $14.5 million from net income of $12 million to $14 million, not including stock based compensation; earnings per share to a range of between $0.32 to $0.35 from earnings per share of between $$0.29 to $0.33.

Conference Call Information

The Company will host a conference call at 9:00 a.m. E.S.T. on Thursday, November 6, 2008 to discuss results for the third quarter of 2008. To participate in the live conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: 888-339-2688. International callers should dial 617-847-3007. When prompted by the operator, mention Conference passcode 870 055 11. If you are unable to participate in the call at this time, a replay will be available for 14 days starting on Thursday, November 6 at 11:00 a.m. E.S.T. To access the replay, please dial 888-286-8010 and enter the passcode 91725351. International callers should dial 617-801-6888 and enter the same passcode 91725351.

About Universal Travel Group Inc.

Universal Travel Group, a fast growing travel services provider in China, is engaged in providing reservation, booking, and domestic and international travel and tourism services throughout China via the internet and through customer representatives. Under the theme "Wings towards a more colorful life" the company's core services include tour packaging for customers, booking services for air tickets and hotels as well as air cargo transportation. In 2007, Universal Travel Group completed the acquisitions of Speedy Dragon, specializing in air cargo transportation; Xi'an Golden Net, specializing in travel packaged tours; Shanghai LanBao, specializing in hotel reservation and Foshan Overseas International, a China-based company that handles domestic and international travel inquiries. Universal Travel's goal is to become China's leading travel services provider in all fields of the tourism industry including the aviation, cargo, hotel booking and tour packaging segments. For more information, visit http://us.cnutg.com.

-- Financial tables follow--

UNIVERSAL TRAVEL GROUP
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30,

	2008	2007

Gross revenues,	$22,903,643	$12,813,942
Cost of services	15,047,932	8,308,363
Gross Profit	7,855,711	4,505,579

Selling, general and administrative expenses	1,917,323	812,464

Income from operations	5,938,388	3,693,115

Other Income (Expense)

Other income	(1,485)	-
Interest income	(9,941)	(2,955)
Interest expense	13,521	21,442
Total Other Income (Expense)	2,095	18,487
Income before income taxes	5,926,293	3,674,628

Provision for income taxes	1,307,966	608,153
Net income	$4,628,327	$3,066,475

Net income per common share
Basic	$.12	$.09
Diluted	$.12	$.09

Weighted average common shares outstanding
Basic	38,695,295	35,314,298
Diluted	39,693,980	35,464,848

UNIVERSAL TRAVEL GROUP
CONSOLIDATED STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30,

	2008	2007

Gross revenues,	$47,324,686	$26,799,445
Cost of services	32,465,680	17,419,435
Gross Profit	14,859,006	9,380,010
Selling, general and administrative expenses	4,024,721	2,222,407
Stock based compensation	155,802	633,360
	4,180,523	2,855,767

Income from operations	10,678,483	6,524,243

Other Income (Expense)
Loss on asset disposal	1,105	-
Other income	(9,863)	-
Interest income	(21,881)	(17,783)
Interest expense	78,525	42,724
Total Other Income (Expense)	47,886	24,941
Income before income taxes	10,630,597	6,499,302

Provision for income taxes	2,424,713	1,127,306
Net income	$8,205,884	$5,371,996

Net income per common share
Basic	$.22	$.16
Diluted	$.22	$.16

Weighted average common shares outstanding
Basic	37,546,605	34,304,914
Diluted	38,050,305	34,421,337

UNIVERSAL TRAVEL GROUP
CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2008 and DECEMBER 31, 2007

	2008	2007
ASSETS
Current Assets
Cash and cash equivalents	$12,564,894	$2,671,684
Accounts receivable, net	9,218,433	5,403,820
Other receivables and deposits, net	295,896	1,297,426
Refundable acquisition deposit	-	1,453,050
Due from shareholder	137,885	1,444,818
Trade deposit	4,614,844	2,650,744
Advances	437,509	616,861
Escrow deposits	762,800	-
Prepaid expenses	437,761	713,668
Total Current Assets	28,470,022	16,252,071

Property & equipment, net	122,143	127,393
Intangible assets	-	18,626
Goodwill	13,526,809	13,526,809
	13,648,952	13,672,828
Total Assets	$42,118,974	$29,924,899

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Notes payable - bank	$-	$1,288,554
Note payable - others	-	1,576,750
Accounts payable and accrued expenses	1,941,231	3,604,666
Customer deposits	1,197,362	1,132,886
Income tax payable	1,203,889	664,995
Total Current Liabilities	4,342,482	8,267,851

Stockholders' Equity

Common stock, $.001 par value, 70,000,000
shares authorized, 41,619,966 and 36,809,036 issued and outstanding	41,621	36,810
Additional paid in capital	15,781,582	8,601,534
Other comprehensive income	1,273,865	545,164
Statutory reserve	372,144	372,144
Retained earnings	20,307,280	12,101,396
Total Stockholders' Equity	37,776,492	21,657,048
Total Liabilities and Stockholders' Equity	$42,118,974	$29,924,899

UNIVERSAL TRAVEL GROUP
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30,

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$8,205,88	$5,371,996
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	49,850	60,269
Provision for doubtful accounts	7,185	-
Stock based compensation	155,802	633,360
Loss on asset disposal	1,105
(Increase) / decrease in assets:
Accounts receivable	(3,821,798)	(1,982,708)
Other receivable	1,001,530	19,760
Advances	179,352	(414,885)
Due from shareholder	1,306,933	729,173
Prepaid expenses	(407,530)	18,752
Trade deposits	(1,964,100)	53,652
Customer deposits	64,476	(514)
Escrow deposits	(726,800)	-
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses	(1,663,435)	613,482
Income tax payable	538,894	209,551
Total Adjustments	(5,314,368)	(60,108)

Net cash provided by(used in) operating activities	2,891,348	5,311,888

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property & equipment	(27,742)	(50,024)
Proceeds from asset disposals	663
Acquisition deposits	1,453,050	2,288,481
Paid for acquisition - net of cash acquired	-	(7,278,434)
Net cash used by Investing activities	1,425,971	(5,039,977)

CASH FLOWS FROM FINANCING ACTIVITIES
(Repayments)Proceeds from bank loan - net	(1,288,554)	1,289,873
Proceeds of equity financing	7,712,494	-
Note payable - others	(1,576,750)	-
Net cash provided by financing activities	4,847,190	1,289,873
Effect of exchange rate changes on cash and cash equivalents	728,701	123,521

Net change in cash and cash equivalents	9,893,210	1,685,305
Cash and cash equivalents, beginning balance	2,671,684	$1,043,555
Cash and cash equivalents, ending balance	$12,564.894	$2,728,860

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